UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 24, 2008

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On January 24, 2008, Cash America International, Inc. (the "Company") announced its consolidated financial results for the fourth quarter ended December 31, 2007. A copy of the Company’s earnings news release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits – The following exhibits are furnished pursuant to the disclosures included under Items 2.02 of this report on Form 8-K.

99.1	Earnings news release dated January 24, 2008, issued by Cash America International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	January 24, 2008	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings news release dated January 24, 2008, issued by Cash America International, Inc.